                                                                 SHARES


                                                               SEE REVERSE FOR
[TEAMSTAFF(R) LOGO]                                          CERTAIN DEFINITIONS
TEAMSTAFF(R)
TEAMSTAFF, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY        CUSIP 87815U 20 4


THIS CERTIFIES THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE OF


=============================== TEAMSTAFF, INC. ===============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file with the transfer agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SPECIMEN                [TEAMSTAFF, INC.                       SPECIMEN
D. T. KELLY                 CORPORATE                       DONALD W. KAPPAUF
SECRETARY                     SEAL                             PRESIDENT
                              1969
                           NEW JERSEY]

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
          (JERSEY CITY, N.J.)      TRANSFER AGENT

BY:


AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of
               survivorship and not as tenants
               in common


     UNIF GIFT MIN ACT - _________ Custodian ___________
                           (Cust)             (Minor)

                         under Uniform Gifts to Minors

                         Act ______________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

   --------------------------------------
  |                                      |
  |                                      |
   --------------------------------------


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

_____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


             _________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.